SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2000
Date of Report (Date of earliest event reported)

ANALOGY, INC.
(Exact name of registrant as specified in its charter)

Oregon	0-27752	93-0892014
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9205 SW Gemini Drive
Beaverton, Oregon 97008
(Address of principal executive offices and zip code)

503-626-9700
(Registrant's telephone number including area code)

Item 5. Other Events

On January 28, 2000, Analogy, Inc. (the "Company") issued a press release containing information about the Company's financial results for the quarter ended December 31, 1999. The press release is included herein as Exhibit 99.1

Item 7. Financial Statements and Exhibits

(c) Exhibits
99.1 Press Release

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANALOGY, INC.

Dated: February 1, 2000	By:	/s/ DUANE C. FROMHART Duane C. Fromhart Vice President and Corporate Controller

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